                                                                   EXHIBIT 10.28
                                                         Immediately exercisable

                               RUBIO'S RESTAURANT, INC.

                           NOTICE OF GRANT OF STOCK OPTION

              Notice is hereby given of the following stock option grant (the "Option") to purchase shares of the Common Stock of Rubio's Restaurants, Inc. (the "Corporation"):


              OPTIONEE:
                       ------------------------------------------
              GRANT DATE:
                         ----------------------------------------
              GRANT NUMBER:        OPTION PRICE: $      per share
                           -------                ------
              VESTING COMMENCEMENT DATE:
                                        -------------------------
              NUMBER OF OPTION SHARES:                     shares
                                      ---------------------
              EXPIRATION DATE:
                              -----------------------------------
              TYPE OF OPTION:          Incentive Stock Option
                             ---------
                                       Non-Statutory Stock Option
                             ---------

       DATE EXERCISABLE: This Option shall be exercisable at any time or from time to time with respect to all of the Option Shares whether or not vested.

       VESTING SCHEDULE: The Option Shares shall vest in accordance with the following vesting schedule:

              (i) No Option Shares shall vest unless and until the Optionee has completed twelve (12) months of Service (as defined in the Plan) measured from the Vesting Commencement Date.

              (ii) Upon the completion of the twelve (12) month service period specified in subparagraph (i) above, 25% of the Option Shares shall become vested.

              (iii) The Remaining Option Shares shall vest in a series of successive equal monthly installments over each of the next thirty-six
       (36) months of Service completed by the Optionee after the initial twelve
       (12) month service period specified in subparagraph (i) above.

              Optionee understands that the Option is granted pursuant to the Corporation's 1993 STOCK OPTION/STOCK ISSUANCE PLAN (the "Plan"). By signing below, optionee agrees to be bound by the


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terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands that any Option Shares purchased under the Option will be subject to the terms and conditions set forth in the Stock Purchase Agreement attached hereto as Exhibit B.

              Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C.

              REPURCHASE RIGHTS. THE OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS UPON ANY PROPOSED SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF THE CORPORATION'S SHARES OR UPON TERMINATION OF SERVICE WITH THE CORPORATION. THE TERMS AND CONDITIONS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

              NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the Service of the Corporation for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation or the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

                        , 199
------------------------     -
       Date
                                                 RUBIO'S RESTAURANTS, INC.

                                                 By
                                                   ---------------------------
                                                 Title:
                                                       -----------------------


                                                 -----------------------------
                                                                      Optionee

                                                 Address:

                                                 -----------------------------

                                                 -----------------------------

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                                      EXHIBIT A

                                STOCK OPTION AGREEMENT

            (See Exhibit 10.29 to the Registration Statement on Form S-1)

                                      EXHIBIT B

                               STOCK PURCHASE AGREEMENT

            (See Exhibit 10.30 to the Registration Statement on Form S-1)












                                        B-1


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                                      EXHIBIT C

                        1993 STOCK OPTION/STOCK ISSUANCE PLAN

            (See Exhibit 10.27 to the Registration Statement of Form S-1)












                                        C-1